SCHEDULE 14A
                                 (Rule 14a-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14A INFORMATION

        Information Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary Information Statement     [ ]  Confidential,  for  use  of  the
                                                Commission only (as permitted By
                                                Rule 14a-6(e)(2)).

[X]  Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material under Rule 14a-12.

                               RTIN HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                              RTIN HOLDINGS, INC.
                                 3218 Page Rd.
                             Longview, Texas 76505


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 5, 2003


To Our Stockholders:

         You are invited to attend our annual meeting of stockholders to be held at the Hyatt Regency DFW International Airport, Dallas, Texas, on April 5, 2003, at 1:00 pm Central Standard Time for the following purposes.

         1. To elect five directors to serve for a one-year term and until their successors are elected and qualified.

         2. To ratify the selection of Heard, McElroy & Vestal, LLP as independent auditors for the fiscal year ending December 31, 2003.

         3. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

         The record date for the annual meeting is March 6, 2003. Stockholders of record as of March 6, 2003 are entitled to notice of and to vote at the annual meeting. These proxy materials and the form of proxy accompanying them were first sent or given to the Company's stockholders on March 13, 2003.

         Your vote is important. We ask you to complete, date, sign and return the accompanying proxy whether or not you plan to attend the annual meeting. Signature of a proxy will not affect your right to revoke the proxy if you later decide to attend the meeting and vote in person. If you plan to attend the annual meeting to vote in person and your shares are registered in the name of your broker, nominee or bank, you must secure a proxy from the broker, nominee or bank assigning voting rights to you for your shares.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Carole Swanson
                                              Secretary
March 13, 2003
Longview, Texas

                               RTIN HOLDINGS, INC.
                                  3218 Page Rd.
                              Longview, Texas 76505

                           --------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                         April 5, 2003, and Adjournments

                           --------------------------

           Approximate date proxy material first sent to stockholders:
                                 March 13, 2003


                     SOLICITATION BY THE BOARD OF DIRECTORS

         The proxy furnished herewith, for use only at the Annual Meeting of Stockholders to be held at 1:00 pm Central Standard Time at the Hyatt Regency DFW International Airport, Dallas, Texas on April 5, 2003, and any and all adjournments thereof, is solicited by the Board of Directors of RTIN Holdings, Inc. (the "Company"). We are making this solicitation by mail and in person or by telephone through our officers, directors and regular employees. We may make arrangements with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. All expenses incurred in this solicitation of proxies will be paid by the Company.

         As of the date of these proxy materials, the Board of Directors is aware of the following matters that will be considered at the meeting:

         1. The election of five directors to the Board of Directors of the Company.

         2. The ratification of Heard, McElroy & Vestal, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

                                 QUORUM REQUIRED

         The presence of the holders of a majority of the issued and outstanding stock entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies that withhold authority to vote for a nominee or abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. Broker non-votes, which may occur when a broker or nominee has not received timely voting instructions on certain proposals, are not counted for the purpose of determining whether a quorum is present. If there are not sufficient voting interests represented at the meeting to constitute a quorum, the meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

                  VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

         Directors are elected by a plurality of the votes cast at the meeting. The five nominees that receive the greatest number of votes will be elected even though the number of votes received may be less than a majority of the shares represented in person or by proxy at the meeting. Proxies that withhold authority to vote for a nominee and broker non-votes will not prevent the election of such nominee if other stockholders vote for such a nominee and a quorum is present.

         The ratification of Heard, McElroy & Vestal, LLP as the Company's independent public accountants requires the affirmative vote of a majority of the voting interests represented in person or by proxy at the meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes will not have any effect on this proposal if a quorum is present.

         Other matters that are properly brought before the meeting will require the affirmative vote of at lease a majority of the voting interests represented in person or by proxy at the meeting. Certain matters, such as any proposed merger or amendment of our Articles of Incorporation, may require a greater number of votes if they are properly brought before the meeting.

                REVOCABILITY OF PROXIES; DISCRETIONARY AUTHORITY

         Any stockholder executing a proxy retains the right to revoke it by signing and delivering a proxy bearing a later date, by giving notice of revocation in writing to the Secretary of the Company at any time prior to its use, or by voting in person at the meeting. All properly executed proxies received by the Company and not revoked will be voted at the meeting, or any adjournment thereof, in accordance with the specifications of the stockholder. If no instructions are specified on the proxy, shares represented thereby will be voted FOR the election of the five nominees described herein and FOR ratification of Heard, McElroy & Vestal, LLP as the Company's independent public accountants for the current fiscal year. Proxies also grant discretionary authority as to matters presented at the meeting of which the Board of Directors had no notice on the date hereof, approval of the minutes of the prior annual meeting and matters incident to the conduct of the meeting.

                     VOTING SECURITIES AND OWNERSHIP THEREOF
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         At the close of business on March 6, 2003, the record date for the Annual Meeting, the Company had outstanding 10,561,678 shares of Common Stock, $.01 par value per share. Each outstanding share of Common Stock is entitled to one vote with respect to each of the five director positions, one vote with respect to the ratification of Heard, McElroy & Vestal, LLP as the Company's independent public accountants and one vote with respect to any other matter properly before the meeting. Cumulative voting is not permitted under the Company's Articles of Incorporation. Stockholders of record at the close of business on March 6, 2003 are entitled to vote at or execute proxies relating to the Annual Meeting of Stockholders.

         The following table lists the beneficial ownership of shares of the Company's Common Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee, (iii) each person who held the office of Chief Executive Officer during the last fiscal year or at any time during the year ended December 31, 2002, (iv) the four highest compensated executive officers who were serving as executive officers on December 31, 2002 and received aggregate compensation during that year in excess of $100,000, and (v) all directors and officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company's subsidiaries other than director's qualifying shares. Information with respect to officers, directors and their families is as of December 31, 2002 and is based on the books and records of the Company and information obtained from each individual. Information with respect to other stockholders is based upon the
Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the Company's principal executive office.


                                                   Amount and Nature
                                                Of Beneficial Ownership
                              -------------------------------------------------------------
                                  Sole      Shared        Sole        Shared        Total       Percent
          Name of                Voting     Voting     Investment   Investment    Beneficial       Of
     Individual or Group         Power      Power        Power        Power       Ownership      Class (1)
     -------------------         -----      -----        -----        -----       ---------      ------
INDIVIDUAL DIRECTORS AND
NOMINEES

   Stanley L. Swanson         1,130,156       -0-      1,130,156       -0-       1,135,156 (2)     10.7
   Curtis A. Swanson          1,040,881       -0-      1,040,881       -0-       1,040,881 (3)     9.9
   Curtis Borman                 87,293       -0-         87,293       -0-          87,293          *
   John D. Romer                 31,666       -0-         31,666       -0-          31,666          *
   Larry Gilliam                 10,000       -0-         10,000       -0-          10,000          *

NON-DIRECTOR EXECUTIVE
OFFICERS

   Tim A. Hayes                  81,260       -0-         81,260       -0-          81,260          *
   David W. Lee                  94,278       -0-         94,278       -0-          94,278 (4)      *

ALL DIRECTORS AND
 EXECUTIVE OFFICERS

   7 Persons                  2,475,534       -0-      2,475,534       -0-       2,475,534 (5)    23.3


                              ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of five directors, all of whom are elected each year. The Board of Directors believes that each of the nominees will be willing and able to serve. If any such person is unable to serve for good cause, or is unwilling to serve for any reason, proxies will be voted for the election of another person selected by the Board of Directors of the Company. The Board of Directors recommends that the nominees listed below be elected by the stockholders. Unless otherwise specified, all properly executed
-----------------------

* Less than 1%.

(1) Based on the number of shares outstanding as of the record date plus, with respect to any individual the number of shares with respect to which they had options or other rights to acquire within sixty (60) days after the record date of this meeting.

(2) Includes 800 shares that may be acquired within 60 days as a result of the exercise of options.

(3) Includes 800 shares that may be acquired within 60 days as a result of the exercise of options.

(4) Includes 62,500 shares that may be acquired within 60 days as a result of the exercise of options.

(5) Includes 64,100 shares that may be acquired within 60 days as a result of the exercise of options.

proxies received by the Company will be voted at the Annual Meeting or any adjournment thereof for the election of the persons whose names are listed in the following table.

                                                                        Director
         Name and Principal Occupation                      Age           Since
--------------------------------------------------------------------------------

Stanley L. Swanson - Stan Swanson is a founder of the        59           1990
Company and has served as Chairman of the Board since its inception in May 1990. Stan Swanson served as President of the Company from 1990 until 1999.

Curtis  A.  Swanson  -  Curtis  Swanson  has been the        35           1990
President of the Company since 1999. Prior to serving as President, Curtis Swanson was the Chief Financial
Officer, Executive Vice President and Treasurer of the Company since its inception in May 1990.

Curtis  Borman - Curtis  Borman is the  President and        51          Nominee
owner  of  Centauri  Capital,  Inc.,  a  provider  of
accounting,   loan   preparation  and   documentation
services in  Longview,  Texas.  From 1991 to 1999 Mr.
Borman was the President and owner of a retail decorating and furniture operation. Prior to 1991, he has held various positions relating to financial management with well-servicing, gas compression, and oilfield service companies.

Larry R.  Gilliam - Larry  Gilliam  owns and operates        52          Nominee
several  businesses  in  the  Longview,   Texas  area
relating to commercial and residential construction, coatings and paints.

John D. Romer - John Romer is  currently a consultant        48          Nominee
in the medical  technology  field.  From 2000 to 2003
Mr. Romer was the CEO and a Director of Mdserve.com a
venture  financed ASP  Practice  Management / Managed
Care software vendor. From 1998 to 2000 Mr. Romer was
a consultant and merchant banker  specializing in ASP
base financial services start up organizations.  From
1994 to 1998 Mr.  Romer  was the  President,  CEO and
Director   or   Healthcare   Interchange,   Inc.   an
e-commerce joint venture. From 1989 to 1994 Mr. Romer
was chief operating  officer of Health  Communication
Services,   a  healthcare   e-commerce  wholly  owned
subsidiary of BCBS of Virginia.

Meetings and Committees of the Board of Directors

         The Board of Directors held 10 meetings during the fiscal year ended December 31, 2002. During that period no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he was a director. The Board of Directors does not have standing committees and performs all of the functions of an Audit Committee, Nominating Committee and Compensation Committee.

Compensation of Directors

         Current Directors are serving without compensation as Directors. We anticipate adopting a compensation plan for outside directors that will grant each director options to purchase our common stock with a value of $5,000 upon election or re-election, $2,500 for each meeting attended in person, $1,000 for each meeting attended by telephone, $500 for each committee meeting attended as chairman and $250 for each committee meeting attended as a member. In addition, outside directors will receive reimbursement for any expenses related to attendance at meetings and will be paid compensation of $500 per day or $75 per hour for all time expended in connection with special assignments by the Board of Directors.

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has appointed Heard, McElroy & Vestal, LLP as independent public accountants of the Company for the year ending December 31, 2003. So far as is known to the Company, neither such firm nor any of its associates has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and clients. A representative of Heard, McElroy & Vestal, LLP will be present at the Annual Meeting to make a statement if such representative desires and to respond to appropriate questions. The Board of Directors recommends that the appointment of Heard, McElroy & Vestal, LLP as independent public accountants for the Company for the fiscal year ending December 31,2003 be ratified by the stockholders. Unless otherwise indicated, all properly executed proxies received by the Company will be voted for such ratification at the Annual Meeting or any adjournment thereof. The ratification of Heard, McElroy & Vestal, LLP as the independent public accountants of the Company will not be binding on the Company and the Audit Committee may select a new firm to act as the independent public accountants of the Company at any time in their discretion. An adverse vote will be considered a direction to the Audit Committee to select other independent public accountants in the following year.

Audit Fees

         The aggregate fees billed for professional services rendered by the Company's independent auditors for the audit of the Company's financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $7,750.

Financial Information Systems Design and Implementation Fees

         The aggregate fees billed for professional services professional services rendered in connection with operating or supervising the operation of information systems, managing a local work area, and designing or implementing a hardware or software system to aggregate data material to the Company's financial statements for the fiscal year ended December 31, 2002 were $0

All Other Fees

         The aggregate fees billed for all other professional services rendered by the Company's independent auditors for the fiscal year ended December 31, 2002 were $4,000 for tax returns.

Independence

         The Board of Directors considered whether, and has determined that, the provision of these services is compatible with maintaining the independent auditor's independence.

                               EXECUTIVE OFFICERS

         The names, ages and positions of all the executive officers of the Company as of December 31, 2002 are listed below. Except as noted below, each officer was last elected as an executive officer at the meeting of directors immediately following the last Annual Meeting of Stockholders. The term of each executive officer will expire at the meeting of directors  following this Annual
Meeting of Stockholders. There exist no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

                                                                                    Officer
     Name            Age    Position                                                 Since
     ----            ---    --------                                                -------
Stanley L. Swanson    59    Chairman of the Board and Chief Executive Officer         1990
Curtis A. Swanson     35    President and Chief Financial Officer                     1990
Tim A. Hayes          62    Vice President and Chief Operating Officer                2002
David W. Lee          34    Vice President and Chief Technology Officer               2002
Carole Swanson        61    Secretary                                                 1990

         Except as follows, each of the officers listed above has been employed by the Company in an executive capacity for more than five years and there are no family relationships between any of the executive officers or between any executive officer and a member of the Board of Directors.

         Mr. Tim Hayes has been employed as the Vice President and Chief Operating Officer of the Company and President of its principal operating subsidiary, SafeScript Pharmacies, Inc. since October 2002. Prior to his employment by the Company, Mr. Hayes held general manager positions with Hayes Pharmacy Inc. in Ft. Worth, Texas, Hawkins Apothecary Inc. in Dallas, Texas, and Harrington's Pharmacies in Ft. Myers and Naples, Florida.

         Mr. David W. Lee has been employed as the Vice President and Chief Technology Officer of the Company and President of its technology subsidiary, Safe Med Systems, Inc. since January 1, 2003. Mr. Lee has over 14 years in the technology field, working in the gaming industry for Choctaw Indian Bingo from 1987 to 1991 and Grand Casinos Corporation from 1992 to 1996. From 1996 to 1999 Mr. Lee served as Chief Operations officer for Call 4 Wireless, a Minnesota-based wireless communications provider and from 2000 to 2001 in the automotive industry with Intra-Metrics, Inc. Also during 2000 to 2001, Mr. Lee was involved in providing back office software solutions for the restaurant industry through DeCroux Corporation.

         Stanley L. and Carole Swanson are married. Curtis A. Swanson is the son of Stanley L and Carole Swanson.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table shows the aggregate compensation paid or accrued by the Company during each of the last three fiscal years to or for (i) any individual that held the office of Chief Executive Officer during Fiscal 2000 and (ii) each of the other four highest compensated executive officers.


                             SUMMARY OF COMPENSATION

                                                                            Long-Term
                                             Annual Compensation           Compensation
                                       -------------------------------    --------------

                                                             Other                               All
                                                            Annual                              Other
     Name and           Year ended                          Compen-       Options      LTIP     Compen-
Principal Position     December 31     Salary      Bonus    sation (1)    Granted     Payout    sation
-------------------    -----------     ------      -----    ----------    -------     ------    ------
Stanley L. Swanson        2002        $200,000      -0-        -0-           -0-        -0-       -0-
                          2001         200,000      -0-        -0-          2,500       -0-       -0-
                          2000         150,000      -0-        -0-           -0-        -0-       -0-

Curtis A. Swanson         2002        $185,000      -0-        -0-           -0-        -0-       -0-
                          2001         185,000      -0-        -0-          2,500       -0-       -0-
                          2000         100,000      -0-        -0-           -0-        -0-       -0-

Tim A. Hayes              2002            -0-       -0-        -0-           -0-        -0-       -0-

David W. Lee              2002        $195,000      -0-        -0-         250,000      -0-       -0-

Employment Contracts

         Each of the foregoing executives has entered into an employment contract with the Company for a period of three years. The contracts provide for certain benefits having a value of approximately $1,000 per month, incentive compensation based on the performance of the Company, and mandatory salary increases as set forth below. In addition, the employment contracts provide for a termination payment of 200% of the annual salary and incentive compensation payments and continuation of life and health insurance for two years in the event that the executive is terminated by the company other than for cause, death or disability or in the event that the executive terminates his employment as a result of a material reduction in title, status or authority, reduction in base pay, change in control of the Company, or relocation of the executive's principal place of work more than 100 miles.

                      Salary for the Year Ended December 31

                         ------------------------------
                           2002       2003       2004
                         --------   --------   --------

Stanley L. Swanson       $200,000   $225,000   $250,000
Curtis A. Swanson        $185,000   $215,000   $235,000
Tim A. Hayes                  -0-   $185,000   $215,000
David W. Lee             $195,000   $215,000   $235,000

Grants and Exercises of Stock Options and Stock Appreciation Rights

         The following tables summarize the options granted by the Company to its officers during the year ended December 31, 2002 and the year-end value of all outstanding options granted to officers of the Company. All such options were granted pursuant to employment contracts with the officers and vest

------------------
(1) The dollar value of all other annual compensation for each executive officer was less than 10% of the executive's total annual compensation.

one-third on the first anniversary of the officer's employment and one-third on each following anniversary. All options expire on the earlier of three years after vesting or 90 days after the recipient ceases to be an employee of the Company except that if the employees ceases to be an employee as a result of termination without cause or disability, the options will expire on the earlier of three years after vesting or two years after termination. Exercise prices for the options granted to Mr. David W. Lee were granted at an exercise price that was less than the market value of the common stock on the day of grant. No officer of the Company exercised stock options during the year ended December 31, 2002.

            OPTION/SAR GRANTS DURING THE YEAR ENDED DECEMBER 31, 2002

                                                                           Potential Realizable Value
                                                                                      at
                                                                             Assumed Annual Rates of
                                                                            Stock Price Appreciation
                                     Individual Grants                          for Option Term
                         ---------------------------------------------     -------------------------

                                   % of Total    Exercise
                                     Options      Price
                        Options    Granted to      per      Expiration
    Name                Granted    Employees      share        Date             5%          10%
    ----                -------    ----------     -----        ----             --          ---
Stanley L. Swanson        -0-         -0-          N/A         N/A                N/A          N/A
Curtis A. Swanson         -0-         -0-          N/A         N/A                N/A          N/A
Tim A. Hayes              -0-         -0-          N/A         N/A                N/A          N/A
David W. Lee            250,000       100%         $.10        2008           105,000      135,000

       AGGREGATED OPTION/SAR EXERCISES IN THE YEAR ENDED DECEMBER 31, 2002
                          AND FY-END OPTION/SAR VALUES

                                                                                  Value of Unexercised
                         Shares                      Number of Unexercised           In-the-Money
                      Acquired on       Value            Options/SARs                Options/SARs
      Name              Exercise      Realized            at 12/31/02                 at 12/31/02
      ----              --------      --------            -----------                 -----------
                                                   exercisable/unexercisable   exercisable/unexercisable
Stanley L. Swanson         -0-          -0-               800/2,500                       $0/$0
Curtis A. Swanson          -0-          -0-               800/2,500                       $0/$0
Tim A. Hayes               -0-          -0-                  0/0                          $0/0
David W. Lee               -0-          -0-               0/250,000                    $0/447,500

         TRANSACTIONS WITH MANAGEMENT AND6 CERTAIN BUSINESS RELATIONSHIPS

         On February 11, 2002, the Company issued 1,000,000 shares of Series B Preferred stock each to Mr. Curtis A. Swanson and Mr. Stanley L. Swanson in exchange for 20,000 (post-split) shares of common stock and the forgiveness of $268,502 in accrued salary. The Series B Preferred stock was convertible into common stock of the Company at the option of the holder at the rate of one share of common stock for each share of Series B Preferred Stock, and carried voting rights per share equal to 50 shares of common stock. On May 3, 2002, the Board of Directors of the Company with the consent of the holders of the Series B Preferred Stock rescinded the issuance of the Series B Preferred Stock. If the

Board of Directors had not rescinded the issuance of the Series B Preferred Stock, the Company would have taken a charge to operations in the first quarter of 2002, in the amount of $7,057,498.

         On February  28,  2002,  Mr.  Curtis A.  Swanson  lent  $175,000 to the
Company to make the final payments due under an agreement to purchase certain rights and assets of MedEx Systems, Inc. and Pegasus Pharmacies, Inc. The Company repaid the loan on February 23, 2002 without interest, as the interest was waived by Curtis Swanson. No other source of funding was available to the Company at the time the loan was made.

         The Company currently leases approximately 3,500 sq. ft. of office space from Mr. Curtis A. Swanson for $535.29 per month. The original lease term was from February 1, 2002 through December 31, 2002 and has been extended until December 31, 2004.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Each officer and each director of the Company is required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities Exchange Commission all transactions in the Company's Common Stock within a specified time period. Based solely on a review of such reports filed by the officers and directors of the Company and written representations received by us from the officers and directors of the Company, we believe that all filings were made on a timely basis.

                  FORM 10-KSB FOR YEAR ENDED DECEMBER 31, 2002

         The Company will provide without charge to any stockholder entitled to vote at the Annual Meeting a copy of its most recent Annual Report on Form 10-KSB upon receipt of a request therefor. Such requests should be directed to:

                                 Carole Swanson
                                 3218 Page Road
                              Longview, Texas 76505
                                 (903) 295-6800

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

         Stockholders may submit proposals for the 2004 Annual Meeting by sending such proposals to the attention of the Secretary. In order to be considered for inclusion in the proxy statement for the 2004 Annual Meeting, such proposals should be received by the Company on or before November 13, 2003. Any matter to be brought before the 2004 Annual Meeting must be received by the Company before January 27, 2004 to be considered timely and properly before such meeting.

                                             By Order of the Board of Directors,


                                             Carole Swanson
                                             Secretary

Dated:   Longview, Texas
         March 13, 2003

                                    Exhibit A
                                    ---------
                                  Form of Proxy

                               RTIN HOLDINGS, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 5, 2003
                               COMMON STOCK PROXY

         This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Stanley L. Swanson and Curtis A. Swanson, and each of them, the attorneys and proxies of the undersigned (each with power to act without the other and with power of substitution) to vote, as designated on the reverse side, all shares of Common Stock, $.01 par value, of RTIN Holdings, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Hyatt Regency DFW International Airport, Dallas, Texas at 1:00 pm Central Standard Time on April 5, 2003 and any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

         This proxy shall be voted in accordance with the instructions marked on the reverse side hereof. If no choice is marked, the undersigned grants the Proxies discretionary authority with respect to the election of directors and Proposal 2. Unless otherwise specified, this proxy will be voted FOR the election of all Nominees listed on the reverse side and FOR Proposal 2.

         Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Stockholders is hereby acknowledged.

       (Please sign proxy on reverse side and return in enclosed envelope)



                               RTIN HOLDINGS, INC.
                               3218 Page Rd.
                               Longview, Texas 76505

The Board of Directors recommends a vote "FOR" the nominees listed below and "FOR" item 2.

1.       Election of Directors

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Except" box and write that nominee's name for whom authority is withheld in the space provided below.

FOR all nominees     WITHHOLD AUTHORITY to vote          FOR all nominees EXCEPT
listed below [ ]     for all nominees listed below [ ]    those listed below [ ]


Nominees:    Stanley L. Swanson
             Curtis A. Swanson
             Curtis A. Borman
             Larry R. Gilliam
             John D. Romer

*Exceptions_____________________________________________________________________

2. Approval of Heard, McElroy & Vestal, LLP as independent public accountants of the Company.

FOR      [ ]               AGAINST  [ ]               ABSTAIN  [ ]

3. In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.


Date:___________________      Printed Name of Stockholder:______________________


                              Signature:________________________________________
                                        signature must be exactly as the name of
                                        the    stockholder    appears   on   the
                                        certificate  representing  shares of the
                                        Company's stock.